VANGUARD/
WELLINGTON
FUND

Annual Report
November 30, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                   CONTENTS

                                 A Message To
                               Our Shareholders
                                      1


                                 The Markets
                                In Perspective
                                      4


                                 Report From
                                 The Adviser
                                      6

                                  Portfolio
                                   Profile
                                      8


                                 Performance
                                   Summary
                                      11

                                  Financial
                                  Statements
                                      12

                                  Report Of
                                 Independent
                                 Accountants
                                      22

                                Directors And
                                   Officers


                              INSIDE BACK COVER

FELLOW SHAREHOLDER,

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan


     Buoyed by a second consecutive year of banner stock market returns, Wellington Fund provided a robust total return of +21.3% in the twelve months ended November 30, 1996--our 68th year of operations.

     Because our traditional strategy is to hold a balanced mix of about 65% common stocks and 35% bonds, our return did not quite match that of the ebullient stock market. Indeed, rising interest rates slightly eroded bond returns. Even so, it was an excellent year for Wellington Fund, which has garnered double-digit returns in 11 of the past 15 years--a rather remarkable achievement for a conservative fund. Our results relative to comparative benchmarks also remained excellent, as we again surpassed the returns of our peer group of balanced mutual funds and outpaced our formidable unmanaged composite index. The table at right compares Wellington Fund's total return (capital change plus reinvested dividends) for the year with those of our average competitor and the composite index, which is weighted 65% in the Standard & Poor's 500 Composite Stock Price Index and 35% in the Lehman Long-Term Corporate AA or Better Bond Index.

     The Fund's return is based on an increase in net asset value from $24.57 per share on November 30, 1995, to $28.34 per share on November 30, 1996, with the latter figure adjusted for dividends of $0.97 per share paid from net investment income and a December 1995 distribution of $0.28 per share paid from net realized capital gains. (Net realized capital gains totaling $1.11 per share were distributed in December 1996, along with our fourth-quarter income dividend.)


---------------------------------------------------
                                     TOTAL RETURN
                                  FISCAL YEAR ENDED
                                  NOVEMBER 30, 1996
---------------------------------------------------
Vanguard/Wellington Fund                +21.3%
---------------------------------------------------
Average Balanced Fund                   +16.4%
---------------------------------------------------
Composite Stock/Bond Index*             +19.8%
---------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long-Term

Corporate AA or Better Bond Index.

FISCAL 1996 PERFORMANCE OVERVIEW

The bull market in stocks continued unabated during the twelve months ended November 30, as investor optimism was fueled by moderate economic growth, subdued inflation, and rising corporate profits. The S&P 500 Index provided positive returns in every month except July en route to a total return of +27.9% for the fiscal year. Interest rates fluctuated considerably during the fiscal year but finished the period just a shade higher than where they began, leaving bond prices a bit lower.

     In this environment, Wellington Fund performed admirably. We exceeded by
1.5 percentage points the return on our theoretical benchmark, a portfolio comprising 65% stocks and 35% high-quality, long-term bonds. We did even better against our real-world competition, as our return was nearly five percentage points ahead of that provided by the average balanced mutual fund.

     Our advantage over the index was mainly due to excellent overall stock selection by our adviser, Wellington Management Company. The equity portion of the Fund provided a return of +31.2%, a remarkable margin of 3.3 percentage points above the return of the S&P 500 Index. Our holdings in the transportation, financial, and consumer-cyclical sectors were especially strong contributors to the Fund's outstanding equity returns.

     Stock selection also was an important part of our performance edge over the average competing fund. In addition, the Fund gained from its emphasis on large-capitalization stocks; the median market capitalization of our stocks was $19.7 billion, nearly twice the $11 billion figure for the average balanced mutual fund. During fiscal 1996, large-cap stocks were the strongest-performing segment of the market: the S&P 500 Index, which is dominated by large-cap stocks, beat the small-cap Russell 2000 Small Stock Index by more than ten percentage points. Our policy of holding 60% to 70% of the Fund's assets in stocks was a boon in the bullish environment that prevailed in fiscal 1996, since our typical competitor held about 55% of its assets in common stocks.

     The $0.97 per share of dividends paid by Wellington Fund represented a 10% increase over the $0.88 per share paid in fiscal 1995. While we obviously are pleased with this growth in our income over the year, we do not expect to maintain this growth rate. Three factors contributed to this unusually strong increase in our income. First, because of the stock market's powerful surge, new cash flow was directed primarily to bonds, which produce considerably more current income than stocks. Second, many stocks held by the Fund increased their dividend payouts during the past year. Third, with bond yields moving higher during the year, new cash flow directed into bonds earned a slightly higher level of interest income.

LONG-TERM PERFORMANCE OVERVIEW

Wellington Fund's strong performance in 1996 widened our long-term performance lead over the average balanced mutual fund. However, neither the Fund nor our average competitor has equaled the 10-year record of our theoretical benchmark, the composite stock/bond index. The table at left summarizes returns for the past decade for Wellington Fund and our comparative standards in both percentage terms and dollar terms (assuming an initial investment of $10,000).

     As the table shows, our 1.6 percentage point annual edge over the typical balanced fund amounted over the decade to $4,287, or more than 42% of the initial $10,000 investment. While Wellington ranked among the best-performing balanced funds during the period, we fell short of the return of the composite index. This target index, of course, is a tough competitor since it exists only on paper and bears none of the operating and transaction costs that all mutual funds incur.

     We emphasize that future returns on stocks and bonds may be lower than those shown for the past decade, which was an extremely favorable period for returns on financial assets. Indeed, with yields on long-term bonds considerably lower now than ten years ago and with stock prices at elevated levels based on several valuation measures, investors have reason to expect lower returns in the coming decade.

-----------------------------------------------------------------
                                          TOTAL RETURN*
                                 10 YEARS ENDED NOVEMBER 30, 1996
                                 --------------------------------
                                    AVERAGE      FINAL VALUE OF
                                     ANNUAL         A $10,000
                                      RATE     INITIAL INVESTMENT
-----------------------------------------------------------------
Vanguard/Wellington Fund              +12.7%        $32,965
-----------------------------------------------------------------
Average Balanced Fund                 +11.1%        $28,678
-----------------------------------------------------------------
Composite Stock/Bond Index            +13.5%        $35,482
-----------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions, and excludes sales charges, if any, on the other mutual funds.

IN SUMMARY

The past two years have brought generous returns to investors in U.S. stocks and bonds. Shareholders of Wellington Fund have participated fully in this bounty, with a cumulative two-year return exceeding +60%. After such a period, it seems appropriate to emphasize that the risks of investing in stocks and bonds are still very much present. Undoubtedly, the sailing on the seas before us will not always be smooth. However, we believe that investors who "stay the course" with a balanced portfolio of stock funds, bond funds, and money market funds--akin to the conservative approach that has served Wellington Fund shareholders well for nearly seven decades--should be able to weather the occasional tempests in the financial markets.



/s/ JOHN C. BOGLE                                         /s/ JOHN F BRENNAN
Chairman of the Board                                      President

December 16, 1996

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996

[PHOTO]

U.S. EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

------------------------------------------------------------------------
                                           AVERAGE ANNUALIZED RETURNS
                                         PERIODS ENDED NOVEMBER 30, 1996
                                        --------------------------------
                                        1 YEAR     3 YEARS      5 YEARS
------------------------------------------------------------------------
Equity
   S&P 500 Index                        27.9%         21.0%        18.2%
   Russell 2000 Index                   16.5          14.0         16.8
   MSCI-EAFE Index                      12.1          11.7          9.9
------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index           6.1%          6.5%         7.9%
   Lehman 10-Year Municipal
     Bond Index                          5.7           6.2          8.0
   Salomon 90-Day U.S. Treasury Bills    5.3           5.0          4.4
------------------------------------------------------------------------
Other
   Consumer Price Index                  3.2%          2.8%         2.9%
------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

REPORT FROM THE ADVISER

[PHOTO]

     Vanguard/Wellington Fund delivered a total return of 21.3% during fiscal 1996, which ended November 30, compared with 16.4% for the average balanced fund and 19.8% for the unmanaged 65% stock/35% bond index against which we measure ourselves. These numbers are reviewed in more detail in the Message To Shareholders, which begins on page 1.

     The stock market provided investors with another year of exceptional returns in 1996. Wellington Fund's equity holdings, which accounted for 63% to 66% of assets during 1996, fully participated in this positive environment, providing a total return of 31.2%. The Fund continues to follow a conservative approach toward the equity market, avoiding rapid rotation from sector to sector and focusing on the long-term outlook of large companies with healthy balance sheets and above-average dividend yields.

     Our turnover in equities was 21% of average assets and resulted in shifts of no more than a few percentage points of assets in our major sectors. The largest change was in our utility holdings, which grew from 4% to 8% of the equities held by the Fund. Stocks purchased during the year had an average yield of about 3.8% when acquired; those we sold had an average yield of about 2.7% at the time of sale.

     Also adding to our income growth were dividend increases on many of our existing holdings. As a result, despite the sizable gain in stock prices during fiscal 1996, the yield on the equity portion of the Fund declined only modestly, from 2.9% at the beginning of the year to 2.7% at year end. As was the case in 1995, our performance was helped by the fact that large-capitalization companies generally did better than mid-cap or small-cap stocks. We continue to be challenged in that our orientation toward inexpensively priced securities with good yields keeps us out of some of the more glamorous companies in the technology sector.

     The following summarizes our activity, along with the outlook for the major sectors currently emphasized by the Fund:

     1. The financial sector, which constitutes about 20% of our equity holdings, continued to provide excellent returns in 1996 even though interest-rate trends were far less helpful than in 1995. We reduced positions in a number of banks that reached our price objectives, but remain committed to the sector because valuations and dividend growth potential remain attractive.

     2. The basic-materials sector, which makes up about 19% of our equities, did not help our performance. Earnings growth was hampered in 1996 by poor pricing for many commodities. However, we are optimistic that this sector will provide better relative returns during 1997 because operating rates are high and there is a prospect of better global economic growth.

     3. The transport & services sector (which includes railroads) and the capital goods & construction sector

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend paying stocks dominate the Fund's equity segment, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

sector together make up about 14% of the equity portfolio. Our investments in these sectors generally did quite well, the result of good corporate management and successful restructurings. The outlook for the next few years remains above average for our holdings in these categories.

     4. The energy sector, where we have about 12% of our equities, appreciated in line with the overall market. Higher oil and gas prices and continued cost-cutting efforts helped earnings improve considerably from 1995 levels. While oil and gas prices are expected to flatten, volume growth remains good.

     5. The health-care sector, representing 13% of equities, continued its strong contribution to the Fund's performance. We took profits in several stocks that had done well and whose valuations became stretched. However, we were able to find enough attractive opportunities to maintain the Fund's exposure to this sector.

     6. In other areas, we have increased the Fund's exposure in the consumer-cyclical sector to slightly more than 9% of equity assets (more than half of which is in automotive stocks), and, as mentioned earlier, we raised the Fund's utilities-sector weighting to 8%. Utilities have become more interesting due to their defensive characteristics.

     The bond market was quite volatile during the past 12 months, despite the low and stable level of inflation, as investors have responded quickly to changes in the economic environment. The net result for the year was that the 30-year U.S. Treasury yield rose from 6.1% to 6.4%. At one point during the summer, the yield on the benchmark long bond was as high as 7.2%. The return on the Fund's fixed-income holdings during the fiscal year was 6.1%, well below the return in fiscal 1995 when the bond market benefited from declining interest rates. Changes in investors' expectations about future economic conditions and about the Federal Reserve Board's reactions to these conditions create a lot of market activity, but the reality is that inflation is likely to remain under control in the near future. The current level of interest rates provides a substantial yield premium over the rate of inflation. The bond market is fundamentally healthy.

     Looking forward, we do not have strong views about the direction of the stock market, except to note that there are signs of what Federal Reserve Chairman Alan Greenspan referred to in early December as "irrational exuberance" in some segments of the market. Wellington Fund's emphasis on quality, value, and yield should be an attractive attribute in case the stock market runs out of steam. In addition, one of the benefits of balanced-fund investing is that at any given point in time there is no immediate pressure on the Fund to invest cashflows in the equity market. For example, during the market correction in the third quarter, Wellington Fund was a net buyer of stocks and seller of bonds. During the fiscal year's final quarter, when the equity market took off, we did the opposite, even though Fund cashflows were positive during both periods.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

December 13, 1996

PORTFOLIO PROFILE: WELLINGTON FUND
NOVEMBER 30, 1996

This Profile provides a snapshot of the Fund's equity and fixed-income characteristics, where appropriate, compared to an unmanaged index. Key elements of this Profile are defined on pages 9 and 10.

TOTAL FUND CHARACTERISTICS
-----------------------------------------

Turnover Rate                         30%
Expense Ratio                       0.31%
Cash Reserves                        1.8%

TOTAL FUND VOLATILITY MEASURES
-----------------------------------------
                      WELLINGTON  S&P 500
-----------------------------------------
R-Squared                   0.85     1.00
Beta                        0.79     1.00

EQUITY CHARACTERISTICS
-----------------------------------------
                      WELLINGTON  S&P 500
-----------------------------------------
Number of Stocks              92      500
Median Market Cap         $19.7B   $25.9B
Price/Earnings Ratio       16.1x    19.8x
Price/Book Ratio            2.7x     3.5x
Yield                       3.9%     2.0%
Return on Equity           15.5%    19.6%
Earnings Growth Rate        6.3%    13.7%
Foreign Holdings            4.5%     3.7%

PORTFOLIO ALLOCATION
-----------------------------------------
[GRAPH]

STOCK                                 64%
BONDS                                 34%
CASH RESERVES                          2%

TEN LARGEST HOLDINGS (% OF COMMON STOCK)
-----------------------------------------
General Electric Co.                 3.5%
Allstate Corp.                       3.3
Citicorp                             3.0
First Bank System, Inc.              3.0
Kimberly-Clark Corp.                 2.4
Northrop Grumman Corp.               2.3
Bristol-Myers Squibb Co.             2.2
Dow Chemical Co.                     2.2
General Motors Corp.                 2.1
Ford Motor Co.                       2.1
-----------------------------------------
Top Ten                             26.1%
Top Ten as % of Total Net Assets    16.4


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------------------------------------------------
                                           NOVEMBER 30, 1995    NOVEMBER 30, 1996
                                           ----------------------------------------
                                              WELLINGTON     WELLINGTON     S&P 500
                                           ----------------------------------------
Basic Materials   . . . . . . . . . . .          20.0%          18.9%          6.1%
Capital Goods & Construction  . . . . .           9.3           8.7            8.6
Consumer Cyclical   . . . . . . . . . .           8.6           9.2           12.3
Consumer Staples  . . . . . . . . . . .           1.0           2.3           12.1
Energy  . . . . . . . . . . . . . . . .          12.7          11.6            9.4
Financial   . . . . . . . . . . . . . .          22.3          20.0           15.1
Health Care   . . . . . . . . . . . . .          13.8          13.3           10.5
Technology  . . . . . . . . . . . . . .           2.1           1.9           13.0
Transport & Services  . . . . . . . . .           4.1           4.8            1.4
Utilities   . . . . . . . . . . . . . .           3.7           8.1            9.5
Miscellaneous   . . . . . . . . . . . .           2.4           1.2            2.0
-----------------------------------------------------------------------------------

EQUITY INVESTMENT FOCUS
[GRAPH]

FIXED-INCOME INVESTMENT FOCUS
[GRAPH]

FIXED-INCOME CHARACTERISTICS
-----------------------------------------
Number of Bonds                       379
Average Coupon                       7.3%
Average Maturity               16.4 years
Average Quality                       Aa2
Average Duration                8.2 years

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Aaa                                 41.6%
Aa                                  15.8
A                                   33.5
Baa                                  6.8
Ba                                   0.5
B                                     --
Not Rated                            1.8
Total                              100.0%
-------------------------------------------

DISTRIBUTION BY ISSUER (% OF BONDS)
-----------------------------------------
Treasury/Agency                     34.2%
Industrial                          23.0
Utilities                           13.4
Banks/Finance                       19.4
Foreign                              9.4
Other                                0.6
Total                              100.0%
-----------------------------------------

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years will decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds in a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to the portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after an appraisal of an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of 0.80 would have seen its share price rise or fall by 8% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by securities of companies based outside of the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (high, medium, or low).

MEDIAN MARKET CAPITALIZATION. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely it is to perform in line with the overall stock market.

PORTFOLIO ALLOCATION. This graph shows the distribution, by type of asset, of the Fund's holdings.

PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar of shareholder's equity (net income for the year / shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's stock holdings in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to relize and distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the comming year.

PERFORMANCE SUMMARY: WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


TOTAL INVESTMENT RETURNS: 11/30/76-11/30/96
-----------------------------------------------------------------
                      WELLINGTON FUND                  COMPOSITE*
FISCAL      CAPITAL        INCOME        TOTAL           TOTAL
YEAR        RETURN         RETURN       RETURN           RETURN
-----------------------------------------------------------------
1977          -6.5%          5.1%         -1.4%           0.5%
1978          -0.3           6.2           5.9            3.7
1979           4.9           7.9          12.8           10.1
1980          18.1           9.2          27.3           21.8
1981          -5.6           8.4           2.8           -0.4
1982          10.1           9.7          19.8           22.4
1983          17.0           8.7          25.7           19.2
1984           0.6           7.7           8.3            7.2
1985          18.3           8.2          26.5           27.5
1986          17.3           7.0          24.3           26.4
1987          -7.1%          2.8%         -4.3%          -2.0%
1988          13.8           7.2          21.0           19.3
1989          13.4           6.6          20.0           25.7
1990          -8.4           5.8          -2.6           -0.2
1991          10.2           6.6          16.8           19.2
1992           9.2           5.8          15.0           15.9
1993           8.4           5.2          13.6           11.8
1994          -5.2           4.4          -0.8           -1.6
1995          27.3           5.4          32.7           33.0
1996          16.7           4.6          21.3           19.8
-----------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 11/30/86-11/30/96
-----------------------------------------------------------------

1986        11  10000   10000   10000
1987        02  11065   10966   11107
1987        05  11077   10941   11081
1987        08  11910   11816   12090
1987        11   9574    9755    9798
1988        02  11148   10959   11202
1988        05  10935   10848   10955
1988        08  11099   10994   11120
1988        11  11588   11319   11687
1989        02  12218   11824   12228
1989        05  13202   12781   13447
1989        08  14160   13628   14567
1989        11  13903   13618   14685
1990        02  13653   13244   14274
1990        05  14296   13960   15277
1990        08  13310   13180   14298
1990        11  13535   13369   14650
1991        02  15028   14762   16300
1991        05  15849   15501   17193
1991        08  16171   15937   17712
1991        11  15810   15843   17469
1992        02  17009   17183   18881
1992        05  17553   17246   19207
1992        08  17804   17398   19610
1992        11  18180   18072   20242
1993        02  19055   18724   21218
1993        05  19777   19151   21607
1993        08  20702   19978   22663
1993        11  20656   19934   22624
1994        02  21014   20381   22866
1994        05  20765   19769   22204
1994        08  21688   20351   23056
1994        11  20486   19606   22261
1995        02  22152   20623   24002
1995        05  24293   22048   26346
1995        08  25431   23188   27562
1995        11  27185   24629   29607
1996        02  28153   25506   30673
1996        05  28823   26189   31368
1996        08  29145   25964   31076
1996        11  32965   28678   35482



CUMULATIVE PERFORMANCE: 11/30/86-11/30/96
-------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED NOVEMBER 30, 1996
                              ----------------------------------    FINAL VALUE OF A
                               1 YEAR    5 YEARS      10 YEARS     $10,000 INVESTMENT
-------------------------------------------------------------------------------------
WELLINGTON FUND                21.26%      15.83%       12.67%           $32,965
AVERAGE BALANCED FUND          16.44       12.38        11.11             28,678
COMPOSITE INDEX*               19.84       15.23        13.50             35,482
-------------------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*
--------------------------------------------------------------------------------------
                                                                       10 YEARS
                           INCEPTION                           -----------------------
                             DATE       1 YEAR      5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Wellington Fund             7/1/29      15.38%      13.35%      6.67%   5.67%   12.34%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Fund's fiscal year end.

FINANCIAL STATEMENTS
NOVEMBER 30, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
WELLINGTON FUND                                 SHARES          (000)
----------------------------------------------------------------------
COMMON STOCKS (62.9%)
----------------------------------------------------------------------
BASIC MATERIALS (11.9%)
    Alumax, Inc.                               987,552   $     31,972
    Aluminum Co. of America                  2,500,000        159,063
    British Steel PLC ADR                    3,840,400        107,531
    Cabot Corp.                              2,144,500         55,221
    Dow Chemical Co.                         2,700,000        226,125
    E.I. du Pont de Nemours & Co.            2,000,000        188,500
    International Paper Co.                  2,400,000        102,000
    Kimberly-Clark Corp.                     2,600,000        254,150
(1) Lubrizol Corp.                           3,250,000         99,937
    Norsk Hydro AS ADR                       1,000,000         50,250
    PPG Industries, Inc.                     1,700,000        104,125
    Phelps Dodge Corp.                       2,200,000        159,775
    Reynolds Metals Co.                      1,400,200         83,312
    Temple-Inland Inc.                       1,984,600        106,672
    Westvaco Corp.                           3,300,000         93,225
    Willamette Industries, Inc.              1,379,800         93,137
    Witco Chemical Corp.                     1,714,200         52,069
                                                         -------------
                                                            1,967,064
                                                         -------------
CAPITAL GOODS & CONSTRUCTION (5.5%)
    General Electric Co.                     3,500,000        364,000
    Honeywell, Inc.                          2,747,900        188,575
    Northrop Grumman Corp.                   2,846,300        236,599
    United Technologies Corp.                  850,000        119,212
                                                         -------------
                                                              908,386
                                                         -------------
CONSUMER CYCLICAL (5.8%)
    Brunswick Corp.                          2,060,000         52,530
    Chrysler Corp.                           4,400,000        156,200
    Eastman Kodak Co.                          804,600         65,173
    Ford Motor Co.                           6,504,515        213,023
    General Motors Corp.                     3,800,000        218,975
    May Department Stores Co.                1,508,000         73,515
    J.C. Penney Co., Inc.                    1,600,000         86,000
    Sears, Roebuck & Co.                     1,907,017         94,874
                                                         -------------
                                                              960,290
                                                         -------------
CONSUMER STAPLES (1.4%)
    General Mills, Inc.                      1,000,000         63,500
    Philip Morris Cos., Inc.                 1,000,000        103,125
    SuperValu Inc.                           2,279,400         67,527
                                                         -------------
                                                              234,152
                                                         -------------
ENERGY (7.3%)
    Amerada Hess Corp.                       1,400,000         82,425
    Amoco Corp.                              1,600,000        124,200
    Ashland Inc.                             1,000,000         48,000
    Atlantic Richfield Co.                     300,000         41,738
    Chevron Corp.                            1,850,000        123,950
    Exxon Corp.                              1,850,000        175,056
    Kerr-McGee Corp.                           900,000         63,000
    Mobil Corp.                                200,000         24,200
    Pennzoil Co.                               417,800         23,501
    Phillips Petroleum Co.                   1,200,000         54,150
    Repsol SA ADR                            2,697,700         98,803
    Royal Dutch Petroleum Co. ADR              535,512         90,970
    Texaco Inc.                              1,000,000         99,125
    Total SA ADR                             2,000,000         80,750
    Unocal Corp.                             1,900,000         77,425
                                                         -------------
                                                            1,207,293
                                                         -------------
FINANCIAL (12.6%)
    Allstate Corp.                           5,687,168        342,652
    Banc One Corp.                           2,000,000         95,250
    The Bank of New York Co., Inc.           1,750,000         62,781
    BankAmerica Corp.                        1,710,400        176,171
    CIGNA Corp.                              1,000,000        141,375

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                                SHARES          (000)
----------------------------------------------------------------------
    Citicorp                                 2,850,000   $    311,363
    CoreStates Financial Corp.               3,700,000        199,337
    First Bank System, Inc.                  4,249,800        309,704
    First Union Corp.                        2,307,200        176,212
    Jefferson-Pilot Corp.                    1,416,800         82,529
    Wachovia Corp.                           2,977,400        178,644
                                                         -------------
                                                            2,076,018
                                                         -------------
HEALTH CARE (8.3%)
    Abbott Laboratories                      2,950,000        164,463
    American Home Products Corp.             3,250,000        208,813
    C.R. Bard, Inc.                          2,437,000         68,236
    Baxter International, Inc.               2,954,700        125,575
    Bristol-Myers Squibb Co.                 2,000,000        227,500
    Johnson & Johnson                        3,400,000        180,625
    Pharmacia & Upjohn, Inc.                 3,000,000        115,875
    Pfizer, Inc.                             1,500,000        134,437
    Rhone-Poulenc SA ADR                     3,068,303         99,336
    Zeneca Group ADR                           650,000         53,950
                                                         -------------
                                                            1,378,810
                                                         -------------
TECHNOLOGY (1.2%)
    Xerox Corp.                              3,979,300        195,483
                                                         -------------
TRANSPORT & SERVICES (3.0%)
    Canadian National Railway Co.            2,000,000         82,250
    Canadian Pacific Ltd.                    5,392,300        148,288
    Conrail, Inc.                              612,385         59,554
    Norfolk Southern Corp.                     466,700         42,003
    Union Pacific Corp.                      2,854,000        166,246
                                                         -------------
                                                              498,341
                                                         -------------
UTILITIES (5.1%)
    AT&T Corp.                               2,500,000         98,125
    BellSouth Corp.                          2,000,000         80,750
    Carolina Power & Light Co.               2,000,000         73,250
    CINergy Corp.                            2,155,000         72,193
    Equitable Resources, Inc.                1,000,000         30,500
    NYNEX Corp.                              1,000,000         46,375
    Pacific Gas & Electric Co.               3,000,000         72,375
    PacifiCorp                               3,150,000         66,150
    Pinnacle West Capital Corp.              2,000,000         62,250
    SBC Communications Inc.                  1,436,300         75,585
    Sonat, Inc.                                627,500         32,473
    Texas Utilities Co.                      2,490,000         98,355
    U S WEST Communications
         GROUP                                 964,856         30,152
                                                         -------------
                                                              838,533
                                                         -------------
MISCELLANEOUS (0.8%)
    Minnesota Mining &
         Manufacturing Co.                   1,500,000        125,625
                                                         -------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $6,134,451)                                      10,389,995
----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.8%)
    Bethlehem Steel Corp. $3.31                500,000         18,750
    Cyprus Amax Minerals Co. $4.00             480,000         26,040
    Reynolds Metals Co. $3.31                  634,000         30,907
    Sun Co., Inc. $1.80 Series A             2,000,000         51,250
----------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $132,772)                                           126,947
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                   FACE         MARKET
                                                 AMOUNT         VALUE*
                                                  (000)          (000)
----------------------------------------------------------------------
CORPORATE BONDS (19.2%)
----------------------------------------------------------------------
FINANCE (6.7%)
Abbey National PLC
    6.69%, 10/17/05                         $   25,000     $   25,147
Abbey National First Capital
    8.20%, 10/15/04                             15,000         16,456
H.F. Ahmanson & Co.
    8.25%, 10/1/02                              10,000         10,827
Allstate Corp.
    7.50%, 6/15/13                              15,000         15,547
AMBAC, Inc.
    7.50%, 5/1/23                               14,000         14,371
Associates Corp. N.A.
    6.875%, 11/15/08                            35,000         35,363
BHP Finance USA Ltd.
    7.25%, 3/1/16                               35,000         35,156
Banc One Corp.
    9.875%, 3/1/09                              20,000         24,982
Bank of Boston Corp.
    6.625%, 12/1/05                             27,000         26,711
Bank of Montreal
    7.80%, 4/1/07                               15,000         16,045
BankAmerica Corp.
    7.20%, 4/15/06                              20,000         20,719
The Chase Manhattan Corp.
    6.50%, 1/15/09                              30,000         29,272
Citicorp
    6.75%, 8/15/05                              30,000         30,101
Comerica, Inc.
    7.125%, 12/1/13                              7,000          6,852
    8.375%, 7/15/24                             20,500         22,140
Continental Bank N.A.
    12.50%, 4/1/01                              15,000         18,466
Dean Witter Discover & Co.
    6.75%, 10/15/13                             19,275         18,353
Fairfax Financial Holdings Ltd.
    8.25%, 10/1/15                              11,875         12,682
First Bank N.A.
    7.55%, 6/15/04                              16,000         16,833
First Chicago Corp.
    6.375%, 1/30/09                             15,000         14,303
First Colony Corp.
    6.625%, 8/1/03                              27,100         27,434
First Union Bancorp
    7.50%, 4/15/35                              30,000         32,116
General Electric Capital Corp.
    8.125%, 5/15/12                             30,000         33,625
General Electric Capital Services
    7.50%, 8/21/35                              11,000         11,806
General Electric Insurance
    Holdings Corp.
    7.00%, 2/15/26                              35,000         34,843
GMAC
    6.00%, 4/1/11                               20,370         18,296
General Reinsurance Corp.
    9.00%, 9/12/09                              15,000         17,719
Great Western Financial Corp.
    6.125%, 6/15/98                             20,000         20,070
John Hancock
    7.375%, 2/15/24                             29,000         28,874

----------------------------------------------------------------------
                                                   FACE         MARKET
                                                 AMOUNT         VALUE*
WELLINGTON FUND                                   (000)          (000)
----------------------------------------------------------------------
Liberty Mutual Insurance Co.
    7.875%, 10/15/26                        $   30,000     $   31,071
Lumbermans Mutual Casualty
    9.15%, 7/1/26                               35,000         39,181
Metropolitan Life Insurance Co.
    7.70%, 11/1/15                              30,000         30,933
NBD Bancorp
    7.125%, 5/15/07                             15,000         15,421
National City Bank Pennsylvania
    7.25%, 10/21/11                             20,000         20,556
National City Columbus
    7.25%, 7/15/10                              25,000         25,883
NationsBank Corp.
    7.80%, 9/15/16                              35,000         37,304
Norwest Financial Inc.
    6.25%, 12/15/07                             35,000         33,874
Republic New York Corp.
    7.75%, 5/15/09                              10,000         10,836
    9.50%, 4/15/14                               5,000          6,150
    9.70%, 2/1/09                                5,000          6,192
Royal Bank of Scotland
    6.375%, 2/1/11                              30,000         28,494
Southern Investments UK
    6.80%, 12/1/06                              35,000         35,159
Sun Life Financial
    6.625%, 12/15/07                            40,000         39,370
SunTrust Atlanta
    7.25%, 9/15/06                              35,000         36,807
TransAmerica Finance
    6.50%, 3/15/11                              29,265         27,913
Wachovia Corp.
    6.375%, 2/1/09                               6,000          5,793
    6.80%, 6/1/05                               15,000         15,245
Wells Fargo & Co.
    6.125%, 11/1/03                             22,000         21,534
                                                         -------------
                                                            1,102,825
                                                         -------------
INDUSTRIAL (7.9%)
ARCO Chemical Co.
    9.80%, 2/1/20                               15,000         19,372
Air Products & Chemicals, Inc.
    8.75%, 4/15/21                              26,650         31,481
Albertson's Inc.
    7.75%, 6/15/26                              30,000         32,612
Amoco Canada Petroleum Co.
    6.75%, 2/15/05                              10,000         10,228
    7.95%, 10/1/22                              20,000         21,145
Anheuser-Busch Co.
    7.00%, 12/1/25                              30,000         29,233
Becton Dickinson
    8.70%, 1/15/25                              20,000         22,422
Boeing Co.
    8.75%, 8/15/21                              38,200         46,408
Browning-Ferris Industries, Inc.
    6.375%, 1/15/08                             34,000         33,203
Coca-Cola Enterprises, Inc.
    8.50%, 2/1/22                               30,000         35,042
E.I. du Pont de Nemours & Co.
    8.25%, 1/15/22                              25,000         27,089
Eaton Corp.
    7.00%, 4/1/11                               10,600         10,508
    7.625%, 4/1/24                              15,000         15,605
Exxon Capital Corp.
    6.00%, 7/1/05                               13,500         13,150
Ford Motor Co.
    8.875%, 1/15/22                             25,000         29,825
General Motors Corp.
    7.70%, 4/15/16                              25,000         26,360
Georgia-Pacific Corp.
    9.625%, 3/15/22                             22,000         24,749
Husky Oil Ltd.
    7.55%, 11/15/16                             30,000         30,839
IBM Corp.
    8.375%, 11/1/19                             25,000         28,815
Johnson & Johnson
    6.73%, 11/15/23                             20,000         19,670
Eli Lilly & Co.
    7.125%, 6/1/25                              29,000         29,732
Lockheed Martin Corp.
    7.65%, 5/1/16                               40,000         42,465
Lucent Technologies Inc.
    7.25%, 7/15/06                              35,000         36,734
McDonald's Corp.
    7.375%, 7/15/33                             15,000         15,413
Mobil Corp.
    8.625%, 8/15/21                             20,000         24,140
Morton International, Inc.
    9.25%, 6/1/20                               21,000         26,065
Motorola Inc.
    7.50%, 5/15/25                              43,500         46,474
News America Holdings
    8.00%, 10/17/16                             25,000         25,394
Norsk Hydro AS
    7.75%, 6/15/23                               9,000          9,510
    9.00%, 4/15/12                              20,000         23,402
PPG Industries, Inc.
    9.00%, 5/1/21                               19,750         24,111
PanEnergy Corp.
    7.00%, 10/15/06                             25,000         25,648
Petro-Canada
    7.875%, 6/15/26                             32,000         34,781
Philips Electronics NV
    7.75%, 4/15/04                              15,000         15,879
Phillips Petroleum Co.
    9.375%, 2/15/11                             20,000         24,668
Procter & Gamble ESOP
    9.36%, 1/1/21                               20,000         24,945
Raytheon Co.
    7.375%, 7/15/25                             18,000         17,795
Rockwell International Corp.
    7.875%, 2/15/05                             17,000         18,469
Rohm & Haas Holdings
    9.80%, 4/15/20                              15,000         18,785
Sears, Roebuck & Co.
    9.375%, 11/1/11                             14,000         17,304
SmithKline Beecham Corp.
    7.375%, 4/15/05                             15,000         15,888
Talisman Energy, Inc.
    7.125%, 6/1/07                              20,000         20,413
Tele-Communications, Inc.
    9.80%, 2/1/12                               25,000         26,998
Texaco Capital, Inc.
    9.75%, 3/15/20                              15,000         19,449

----------------------------------------------------------------------
                                                   FACE         MARKET
                                                 AMOUNT         VALUE*
                                                  (000)          (000)
----------------------------------------------------------------------
Union Pacific Corp.
    7.00%, 2/1/16                           $   35,000     $   34,238
United Parcel Service
    8.375%, 4/1/20                              30,070         35,052
United Technologies Corp.
    8.75%, 3/1/21                               32,000         38,183
Wal-Mart Stores, Inc.
    7.25%, 6/1/13                               24,000         24,793
Waste Management
    7.65%, 3/15/11                              20,150         21,839
Wendy's International, Inc.
    6.35%, 12/15/05                             25,500         24,909
Zeneca Group
    7.00%, 11/15/23                             36,500         35,955
                                                         -------------
                                                            1,307,187
                                                         -------------
UTILITIES (4.6%)
AT&T Corp.
    7.75%, 3/1/07                               40,000         43,547
Atlantic City Electric
    7.00%, 9/1/23                               18,000         17,087
BellSouth Telecommunications
    5.875%, 1/15/09                             15,000         14,226
    7.50%, 6/15/33                              30,000         30,897
Carolina Power & Light Co.
    8.625%, 9/15/21                             31,000         36,274
Chesapeake & Potomac
    Telephone MD
    7.15%, 5/1/23                               10,000          9,975
Chesapeake & Potomac
    Telephone VA
    7.625%, 12/1/12                              9,400         10,154
Consolidated Edison of
    New York, Inc.
    7.50%, 6/15/23                              25,000         25,256
Duke Power Co.
    7.00%, 7/1/33                               10,000          9,592
    8.625%, 3/1/22                               8,000          8,500
El Paso Natural Gas
    7.50%, 11/15/26                             24,945         25,792
Enersis SA
    7.40%, 12/1/16                              35,000         34,923
GTE North Inc.
    6.90%, 11/1/08                              30,000         30,717
GTE Southwest Inc.
    6.00%, 1/15/06                              30,000         28,886
Illinois Bell Telephone Co.
    6.625%, 2/1/25                              27,725         25,904
Indiana Bell Telephone Co.
    7.30%, 8/15/26                              30,000         31,482
New Jersey Bell Telephone Co.
    8.00%, 6/1/22                               25,519         28,438
New York Telephone Co.
    6.70%, 11/1/23                              11,000         10,355
    7.25%, 2/15/24                              20,000         19,797
Northern States Power Co.
    7.125%, 7/1/25                              45,000         45,465
Ohio Bell Telephone Co.
    7.85%, 12/15/22                             20,000         21,112
Pacific Bell Telephone Co.
    7.125%, 3/15/26                             40,000         40,436
Pacific Gas & Electric Co.
    7.05%, 3/1/24                               25,000         24,987
    8.375%, 5/1/25                              10,000         10,489
PacifiCorp
    6.625%, 6/1/07                              20,500         20,422
Southern California Edison Co.
    6.90%, 10/1/18                              20,750         20,013
Southwestern Bell Telephone Co.
    7.25%, 7/15/25                              25,000         25,073
    7.60%, 4/26/07                               7,000          7,496
Texas Utilities Electric Co.
    7.875%, 4/1/24                              14,000         14,404
U S WEST Communications Group
    6.875%, 9/15/33                             30,000         27,819
Washington Gas & Light
    6.15%, 1/26/26                              23,000         22,226
Wisconsin Electric Power Co.
    7.70%, 12/15/27                             29,100         30,356
Wisconsin Gas Co.
    6.60%, 9/15/13                              13,100         12,610
                                                         -------------
                                                              764,710
                                                         -------------
----------------------------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $3,009,882)                                       3,174,722
----------------------------------------------------------------------
FOREIGN BONDS (3.3%)
----------------------------------------------------------------------
ABN AMRO Holding NV
    7.25%, 5/31/05                              40,000         41,627
Asian Development Bank
    9.125%, 6/1/00                              10,000         10,967
Bayerische Landesbank Girozentrale
    6.375%, 10/15/05                            25,000         24,962
Republic of Ireland MTN
    7.64%, 1/2/02                               30,000         31,672
Italy Global Bond
    6.875%, 9/27/23                             30,000         29,435
Japanese Financial Corp.
    7.375%, 4/27/05                             38,500         40,916
KFW International Finance
    7.00%, 3/1/13                               10,000         10,252
    7.20%, 3/15/14                              25,000         26,042
Province of Manitoba
    9.125%, 1/15/18                             20,000         24,482
    9.25%, 4/1/20                               20,000         25,158
National Westminster Bancorp Inc.
    9.45%, 5/1/01                               10,000         11,242
Province of New Brunswick
    6.75%, 8/15/13                              10,000          9,919
Province of Nova Scotia
    8.25%, 7/30/22                              30,000         34,196
Province of Ontario
    7.00%, 8/4/05                               40,000         41,529
Province of Quebec
    6.86%, 4/15/26                              20,000         20,293
    7.50%, 7/15/23                              25,000         25,578
Province of Saskatchewan
    7.125%, 3/15/08                             11,000         11,546
Scotland International Finance
    8.85%, 11/1/06                              24,000         27,270
Societe Generale
    7.40%, 6/1/06                               25,000         26,061

----------------------------------------------------------------------
                                                   FACE         MARKET
                                                 AMOUNT         VALUE*
WELLINGTON FUND                                   (000)          (000)
----------------------------------------------------------------------
Toronto-Dominion Bank
    6.45%, 1/15/09                          $   14,000     $   13,682
    6.50%, 8/15/08                              10,000          9,849
Westdeutsche Landesbank
    6.75%, 6/15/05                              40,000         40,604
----------------------------------------------------------------------
TOTAL FOREIGN BONDS
    (COST $509,150)                                           537,282
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (8.9%)
----------------------------------------------------------------------
Agency for International
    Development (Israel)
    (U.S. Government Guaranteed)
    5.89%, 8/15/05                              23,000         22,295
Federal Home Loan Bank
    7.66%, 7/20/04                              10,000         10,845
Federal Home Loan Mortgage Corp.
    6.19%, 1/21/04                              15,000         14,578
Federal National Mortgage Assn.
    6.28%, 2/3/04                               25,000         24,504
Tennessee Valley Authority
    6.875%, 12/15/43                            25,000         23,844
U.S. Treasury Bonds
    7.25%, 5/15/16                             225,000        245,005
    7.50%, 11/15/16                            150,000        167,461
U.S. Treasury Notes
    5.875%, 2/15/04                            150,000        149,274
    6.25%, 2/15/03                             200,000        203,562
    6.375%, 8/15/02                            140,000        143,478
    6.50%, 8/15/05                             100,000        103,047
    7.25%, 8/15/04                             170,000        182,990
    7.875%, 11/15/04                           154,000        171,902
----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
    (COST $1,387,462)                                       1,462,785
----------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (2.9%)
----------------------------------------------------------------------
Government National
    Mortgage Assn.
    6.50%, 4/15/23-3/15/26                      99,338         96,758
Federal Home Loan Mortgage Corp.
    6.50%, 7/1/25-4/1/26                       396,471        386,044
----------------------------------------------------------------------
TOTAL MORTGAGE BACKED SECURITIES
    (COST $477,516)                                            482,802
----------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITY (0.2%)
----------------------------------------------------------------------
Stanford University
    7.65%, 6/15/26
    (COST $28,761)                              29,000         31,484
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.71%, 12/2/96
    (COST $149,347)                            149,347        149,347
----------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
    (COST $11,829,341)                                     16,355,364
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                                 (000)
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
----------------------------------------------------------------------
Other Assets--Notes C and F                                   634,006
Liabilities--Note F                                          (483,997)
                                                         -------------
                                                              150,009
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 582,396,426 outstanding
    $1.00 par value shares
    (authorized 1,100,000,000 shares)                     $16,505,373
======================================================================

NET ASSET VALUE PER SHARE                                      $28.34
======================================================================

*See Note A in Notes to Financial Statements.

(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of the company.

(2) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

ADR--American Depository Receipt.

MTN--Medium-Term Note.

----------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                                 AMOUNT            PER
                                                  (000)          SHARE
----------------------------------------------------------------------
Paid in Capital--Note A                    $11,117,823         $19.09
Undistributed Net Investment
    Income--Notes A and D                      214,161            .37
Accumulated Net Realized Gains--
    Note D                                     647,366           1.11
Unrealized Appreciation--
    Note E                                   4,526,023           7.77
----------------------------------------------------------------------
NET ASSETS                                 $16,505,373         $28.34
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------
                                                                                WELLINGTON FUND
                                                                   YEAR ENDED NOVEMBER 30, 1996
                                                                                          (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                        $   264,486
   Interest                                                                             349,635
                                                                                  --------------
      Total Income                                                                      614,121
                                                                                  --------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                           6,042
      Performance Adjustment                                                                 79
   The Vanguard Group--Note C
      Management and Administrative                                                      32,343
      Marketing and Distribution                                                          2,818
   Taxes (other than income taxes)                                                          964
   Custodian Fees                                                                           277
   Auditing Fees                                                                             17
   Shareholders' Reports                                                                    500
   Annual Meeting and Proxy Costs                                                           214
   Directors' Fees and Expenses                                                              44
                                                                                  --------------
      Total Expenses                                                                     43,298
      Expenses Paid Indirectly--Note C                                                   (1,183)
                                                                                  --------------
      Net Expenses                                                                       42,115
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   572,006
------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                         695,226
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES             1,544,678
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $2,811,910
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------
                                                                                     WELLINGTON FUND
                                                                                 YEAR ENDED NOVEMBER 30,
                                                                           ------------------------------
                                                                                  1996              1995
                                                                                 (000)             (000)
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                   $   572,006       $   450,868
   Realized Net Gain                                                           695,226           140,850
   Change in Unrealized Appreciation (Depreciation)                          1,544,678         2,303,426
                                                                           ------------------------------
      Net Increase in Net Assets Resulting from Operations                   2,811,910         2,895,144
                                                                           ------------------------------
DISTRIBUTIONS
   Net Investment Income                                                      (519,183)         (407,411)
   Realized Capital Gain                                                      (141,199)          (13,409)
                                                                           ------------------------------
      Total Distributions                                                     (660,382)         (420,820)
                                                                           ------------------------------
NET EQUALIZATION CREDITS--Note A                                                    --             8,922
                                                                           ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                    3,193,817         2,183,536
   Issued in Lieu of Cash Distributions                                        617,054           386,562
   Redeemed                                                                 (1,789,640)       (1,359,003)
                                                                           ------------------------------
      Net Increase from Capital Share Transactions                           2,021,231         1,211,095
---------------------------------------------------------------------------------------------------------
   Total Increase                                                            4,172,759         3,694,341
---------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                        12,332,614         8,638,273
                                                                           ------------------------------
   End of Year                                                             $16,505,373       $12,332,614
=========================================================================================================

(1) Shares Issued (Redeemed)
   Issued                                                                      126,321           100,558
   Issued in Lieu of Cash Distributions                                         24,884            18,428
   Redeemed                                                                    (70,741)          (63,856)
                                                                           ------------------------------
      Net Increase in Shares Outstanding                                        80,464            55,130
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------
                                                                                   WELLINGTON FUND
                                                                               YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1996         1995       1994      1993      1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $24.57       $19.33     $20.78    $19.34    $17.95
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                          1.02          .96        .88       .92       .93
   Net Realized and Unrealized Gain (Loss) on Investments         4.00         5.19      (1.03)     1.62      1.65
                                                               ----------------------------------------------------
      Total from Investment Operations                            5.02         6.15       (.15)     2.54      2.58
                                                               ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.97)        (.88)      (.92)     (.94)     (.96)
   Distributions from Realized Capital Gains                      (.28)        (.03)      (.38)     (.16)     (.23)
                                                               ----------------------------------------------------
      Total Distributions                                        (1.25)        (.91)     (1.30)    (1.10)    (1.19)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $28.34       $24.57     $19.33    $20.78    $19.34
===================================================================================================================

TOTAL RETURN                                                     21.26%       32.70%     -0.82%    13.62%    14.99%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                          $16,505      $12,333     $8,638    $7,917    $5,359
   Ratio of Total Expenses to Average Net Assets                  0.31%        0.33%      0.35%     0.34%     0.33%
   Ratio of Net Investment Income to Average Net Assets           4.08%        4.37%      4.35%     4.55%     4.98%
   Portfolio Turnover Rate                                          30%          24%        32%       34%       24%
   Average Commission Rate Paid                                 $.0287           N/A        N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform with generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Common stocks listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. EQUALIZATION: Prior to December 1995, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed income per share was unaffected by capital share transactions. As of December 1, 1995, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $59,430,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

    4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.


B. Under a contract that expires March 1, 1998, the Fund pays Wellington Management Company, llp, an investment advisory fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the S&P 500 Index and the Lehman Long-Term Corporate AA or Better Bond Index. For the year ended November 30, 1996, the advisory fee represented an effective annual basic rate of 0.04% of the Fund's average net assets before an increase of $79,000 based on performance. The basic fee reflects a fee waiver of $169,000 during the period December 1, 1995, to February 29, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1996, the Fund had contributed capital of $1,445,000 to Vanguard (included in Other Assets), representing 7.2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended November 30, 1996, these arrangements reduced the Fund's expenses by $1,183,000 (0.01% of average net assets).

D. During the year ended November 30, 1996, the Fund purchased $4,035,836,000 of investment securities and sold $2,450,975,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,970,416,000 and $1,656,307,000, respectively. Gains of $46,694,000 on securities held less than one year are treated as ordinary income for tax purposes and will be included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At November 30, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,526,023,000, consisting of unrealized gains of $4,564,033,000 on securities that had risen in value since their purchase and $38,010,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at November 30, 1996, was $451,780,000, for which the Fund had received as collateral cash of $246,079,000 and U.S. Treasury securities with a market value of $215,903,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Wellington Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Wellington Fund (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD/WELLINGTON FUND

This information for the fiscal year ended November 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $605,050,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

       For corporate shareholders, 36.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.





All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
     Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
     American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
     Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group(R)

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

Growth and Income Funds
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

Balanced Funds
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

Growth Funds
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

Aggressive Growth Funds
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

International Funds
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS
Money Market Funds
  Vanguard Money Market Reserves
  Vanguard Admiral Funds

Income Funds
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

Tax-Exempt Money Market Funds
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

Tax-Exempt Income Funds
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q210-11/96


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